SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                              --------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

Date of report (date of earliest event reported): July 24, 2003

                               TELULAR CORPORATION
             (Exact Name of Registrant as Specified in Its Charter)

          Delaware                   0-23212                    36-3885440
(State or Other Jurisdiction       (Commission               (I.R.S. Employer
     of Incorporation)             File Number)           Identification Number)

647 North Lakeview Parkway, Vernon Hills, Illinois                60061
     (Address of Principal Executive Offices)                  (Zip Code)

                                 (847) 247-9400
              (Registrant's Telephone Number, Including Area Code)

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

      (c)   Exhibits

      99.1  Press Release issued by Telular Corporation dated July 24, 2003.

Item 9. Regulation FD Disclosure.

      On July 24, 2003, Telular Corporation issued a press release reporting its fiscal year 2003 third quarter results. This press release is attached hereto as
Exhibit 99.1 and is being furnished, not filed, under item 9 to this Report on Form 8-K.

Item 12. Results of Operations and Financial Condition.

      On July 24, 2003, Telular Corporation issued a press release reporting its fiscal year 2003 third quarter results. This press release is attached hereto as
Exhibit 99.1 and is being furnished, not filed, under item 9 to this Report on Form 8-K.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

      Date: July 24, 2003

                                      TELULAR CORPORATION

                                       /s/ JEFFREY L. HERRMANN
                                       -----------------------------------------
                                       Jeffrey L. Herrmann
                                       Executive Vice President, Chief Operating
                                       Officer and Chief Financial Officer

Exhibit Index

Sequential
Exhibit
Number                    Document Name

99.1                      Press Release dated July 24, 2003